UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

MOBILE INFRASTRUCTURE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-40415	32-0777356
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 W. 4th Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 834-5110

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BEEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors (the “Board”) of Mobile Infrastructure Corporation (the “Company”) previously adopted, subject to stockholder approval, the Amended and Restated Mobile Infrastructure Corporation and Mobile Infra Operating Company, LLC 2023 Incentive Award Plan (the “Amended and Restated Incentive Award Plan”), which was approved by the stockholders on June 18, 2026 at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”). Among other changes, the Amended and Restated Incentive Award Plan will increase the number of shares of common stock available for issuance by 3,000,000.

The foregoing summary of the Amended and Restated Incentive Award Plan is qualified in its entirety by reference to the detailed summary of the Amended and Restated Incentive Award Plan set forth in “Proposal 3 — Amended and Restated Incentive Award Plan” in the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 23, 2026, and to the full text of the Amended and Restated Incentive Award Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting, the stockholders of the Company (i) elected six (6) nominees to the Board of the Company, each to hold office until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal; (ii) approved the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and (iii) approved the Amended and Restated Incentive Award Plan.

Proposal 1 – Election of Directors

At the 2026 Annual Meeting, the Company’s stockholders elected the six (6) nominees listed below to serve on the Board, each to hold office until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal. The results of the voting were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephanie Hogue	27,148,965	1,104,401	2,911,544
Manuel Chavez, III	27,173,899	1,079,467	2,911,544
David Garfinkle	27,194,353	1,059,013	2,911,544
Danica Holley	27,194,365	1,059,001	2,911,544
Damon Jones	26,305,222	1,948,144	2,911,544
Jeffrey B. Osher	26,761,949	1,491,417	2,911,544

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

At the 2026 Annual Meeting, the Company’s stockholders approved the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the voting were as follows:

Votes For	Votes Against	Abestentions	Broker Non-Votes
31,128,467	15,086	21,357	—

Proposal 3 – Approval of the Amended and Restated Incentive Award Plan

At the 2026 Annual Meeting, the Company’s stockholders approved the Amended and Restated Incentive Award Plan. The results of the voting were as follows:

Votes For	Votes Against	Abestentions	Broker Non-Votes
26,971,096	1,228,600	53,670	2,911,544

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Mobile Infrastructure Corporation and Mobile Infra Operating Company, LLC 2023 Incentive Award Plan

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE INFRASTRUCTURE CORPORATION

Date: June 18, 2026	By:	/s/ Stephanie Hogue
	Name:	Stephanie Hogue
	Title:	President and Chief Executive Officer